SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           WHG Bancshares Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)      Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)      Total fee paid:
--------------------------------------------------------------------------------

     [ ]      Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)      Amount previously paid:
--------------------------------------------------------------------------------
     (2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3)      Filing Party:
--------------------------------------------------------------------------------
     (4)      Date Filed:
--------------------------------------------------------------------------------

                     [WHG Bancshares Corporation Letterhead]









December 17, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of WHG Bancshares Corporation, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on Tuesday, January 18, 2000, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, the Chairman of the Board will report on the operations of the Company. Directors and Officers of the Company will be present to respond to any questions stockholders may have.

         You will be asked to vote on the election of three directors for a three-year term. The Board of Directors unanimously recommends a vote "FOR" the election of the nominees for director described in the accompanying notice of annual meeting and proxy statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,


                                           /s/Peggy J. Stewart
                                           -------------------------------------
                                           Peggy J. Stewart
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 18, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WHG Bancshares Corporation ("the Company"), will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on Tuesday, January 18, 2000, at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matter:

1.       To elect three directors

all as set forth in the proxy statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board of Directors has set the close of business on December 3, 1999 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. AND, OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE.





                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Diana L. Rohrback
                                              ----------------------------------
                                              Diana L. Rohrback
                                              Corporate Secretary
Lutherville, Maryland
December 17, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 18, 2000
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of WHG Bancshares Corporation (the "Company") commencing on or about December 17, 1999 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on Tuesday, January 18, 2000, at 10:00 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, and (b) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Diana L. Rohrback, at 1505 York Road, Lutherville, Maryland 21093) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on December 3, 1999 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,285,609 shares of the Company common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least one-third of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                          Amount and        Percent of Shares
                                                          Nature of          of Common Stock
Name and Address of Beneficial Owner                  Beneficial Ownership   Outstanding (%)
------------------------------------                  --------------------   ---------------
Heritage Savings Bank, F.S.B.
Employee Stock Ownership Plan and Trust ("ESOP")
1505 York Road
Lutherville, Maryland 21093                                158,884 (1)          12.4
Peggy J. Stewart
1505 York Road
Lutherville, Maryland 21093                                 72,482 (2)           5.5
All directors and officers of the Company as a group
(12 persons)                                               278,346 (3)          20.1


(footnotes begin on next page.)

------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. The shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the Compensation and Benefits Committee of the bank comprised of non-employee directors Chase, Davis, Lauterbach, Francis, and Muhly to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 64,530 shares have been allocated under the ESOP to participant accounts.
(2) Includes 27,459 shares of Common Stock which may be acquired through the exercise of stock options within 60 days of the record date.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 96,628 shares of Common Stock that may be exercised within 60 days of the record date. Excludes 18,772 shares of Common Stock previously awarded but presently subject to forfeiture held by the Management Stock Bonus Plan ("MSBP") and excludes 94,354 unallocated shares under the ESOP, over which certain directors, as trustees to the MSBP and the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to ESOP and MSBP shares. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 1999 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors currently consists of nine members, each of whom also serves as a director of Heritage Savings Bank, FSB (the "Bank"). During fiscal 1999, the size of the Board of Directors of the Company and the Bank was reduced to nine members due to the death of Herbert W. Spat. The Company's Articles of Incorporation provides that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

         Urban P. Francis, Jr., John E. Lufburrow and Hugh P. McCormick have been nominated by the Board of Directors for a term of three years. Messrs. Francis, Lufburrow and McCormick currently serve as directors of the Company.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the person listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders."

                                                                            Shares of Common
                                                                           Stock Beneficially
                                         Age at     Year First    Current      Owned as of       Percent
                                        September   Elected or    Term to      December 3,        Owned
Name and Title                          30, 1999   Appointed (1)   Expire        1999(2)           (%)
--------------                          --------   -------------   ------       ---------       --------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2003
Urban P. Francis, Jr.                      73          1981         2000           20,876(3)       1.6
John E. Lufburrow                          74          1966         2000           51,697          3.9
Hugh P. McCormick                          79          1947         2000           25,576(4)       2.0

DIRECTORS CONTINUING IN OFFICE
Herbert A. Davis                           74          1953         2001           15,576(3)(4)    1.2
D. Edward Lauterbach, Jr.                  75          1970         2001           15,576(3)       1.2
August J. Seifert                          82          1981         2001            8,176           --(5)
Philip W. Chase, Jr.                       81          1947         2002           19,576(3)       1.5
Edwin C. Muhly, Jr.                        69          1976         2002           16,076(3)       1.2
Peggy J. Stewart                           63          1982         2002           72,482          5.5


-----------------
(1)      Refers to the year the individual first became a director of the Bank.
(2) Includes 4,118 shares of Common Stock (except for Mr. Lufburrow and Ms. Stewart) which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the record date. For Mr. Lufburrow and Ms. Stewart, includes 27,459 shares of Common Stock.
(3) Excludes 94,354 shares of Common Stock under the ESOP for which such individual serves as a member of the ESOP committee or as an ESOP Trust. Also, excludes 18,772 MSBP shares for which such individuals serves as a member of the MSBP trust committee. Such individuals disclaim beneficial ownership with respect to ESOP and MSBP shares.
(4)      Mr. Herbert A. Davis and Mr. Hugh P.  McCormick are first cousins.
(5)      Less than 1.0% of outstanding shares of Common Stock.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their name.

                         Age at
                        September
Name                    30, 1999       Positions Held With the Company
----                    --------       -------------------------------

John E. Lufburrow          74          Chairman of the Board
Peggy J. Stewart           63          President, Chief Executive Officer and Director
Robin L. Taylor            39          Controller
Diana L. Rohrback          47          Vice President and Corporate Secretary
Daniel J. Gallagher        42          Vice President, Chief Financial Officer and
                                       Senior Compliance Officer

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors and executive officers (except Mr. Gallagher) of the Bank in December 1996 became directors and executive officers of the Company at that time. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees:

         Urban P. Francis, Jr. has been a director of the Bank since 1981. Mr. Francis retired from Urban Francis Inc., an electrical contracting company in 1994 and is currently the majority stockholder of U and M, Inc.

         John E. Lufburrow joined the Bank in 1950, has been a director of the Bank since 1966 and currently serves as Chairman of the Board. Mr. Lufburrow preceded Ms. Stewart as President and Chief Executive Officer of the Bank.

         Hugh P. McCormick has been a director of the Bank since 1947. He retired in 1982 from McCormick & Co., Inc., a manufacturer and importer of spices and flavorings. Prior to retirement, Mr. McCormick served as the Corporate Assistant Secretary and the Director of a division of McCormick & Co., Inc. He also served as President of a subsidiary of McCormick & Co., Inc. of Baltimore County.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Philip W. Chase, Jr. has served as a director of the Bank since 1947. From 1980 to 1995, he was the Chairman of the Board of Chase, Fitzgerald & Co., Inc., and he also served as President from 1967 to 1980.

         Herbert A. Davis has served as a director of the Bank since 1953. Mr. Davis is the President/Owner of Herbert Davis Associates, a real estate brokerage and development firm.

         D. Edward Lauterbach, Jr. has been a director of the Bank since 1970. Mr. Lauterbach served as President of H.U. Dove & Co., Inc., an insurance company, from which he retired in 1991. Mr. Lauterbach continues to be a consultant to H.U. Dove & Co., Inc.

         Edwin C. Muhly, Jr. has served as a director of the Bank since 1976. Mr. Muhly retired in 1992 as President and Chief Executive Officer of Muhly's Bakery, a retail bakery of which he held the majority stockholder interest.

         August J. Seifert has served as a director of the Bank since 1981. Mr. Seifert holds a one-third partnership interest and serves as Chairman of the Board of Seifert's Florist Inc.

         Peggy J. Stewart was appointed Chief Executive Officer of the Bank in 1995 and has served as President since 1994. From 1981 to 1994, Ms. Stewart served as Senior Vice President and Corporate Secretary of the Bank. Ms. Stewart also served as Treasurer of the Bank and was appointed in 1982 to the Bank's Board of Directors. Ms. Stewart has been employed by the Bank since 1953.

Executive Officers Who Are Not Directors:

         Daniel J. Gallagher has been employed by the Bank since January 1997. Mr. Gallagher is Vice President, Chief Financial Officer, and Senior Compliance Officer. From 1993 to 1997, Mr. Gallagher was employed by Liberty Federal Savings and Loan Association in Baltimore, Maryland, during which time he also served as president of that institution. From 1985 to 1993, Mr. Gallagher was employed by First National Bank of Maryland.

         Diana L. Rohrback has been employed by the Bank for 30 years and has served as an officer of the Bank since 1993. Ms. Rohrback is a Vice President and the Corporate Secretary for the Bank and has served as a branch manager.

         Robin L. Taylor has been an officer of the Bank since 1990 and has been employed by the Bank for 21 years. Ms. Taylor is a certified public accountant and currently serves as the Controller for the Bank.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through the meetings of its board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 1999, the Board of Directors held 16 regular meetings and two special meetings.

No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the period of his or her service. In addition to other committees, as of September 30, 1999, the Board had a Nominating Committee, an Audit Committee and a Compensation and Benefits Committee.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. This non- standing committee met once during the 1999 fiscal year.

         The Company does not have a standing Audit Committee. The entire Board of Directors regularly reviews the financial statements of the Company. In addition, the Board of Directors of the Bank meets annually with the Company's independent accountants to review audit matters. The Board of Directors of the Bank met once during the 1999 fiscal year with the independent accountants for this purpose.

         The Compensation and Benefits Committee is comprised of non-employee Directors, Chase, Davis, Lauterbach, Francis and Muhly. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 1999 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         In the fiscal year ended September 30, 1999, each non-employee Director and the Chairman of the Board of Directors of the Bank received a monthly fee of $700, regardless of attendance, and $300 for each meeting attended. Each member of the Compensation and Benefits Committee received an additional $300 for attendance at each meeting attended. Each non-employee director who is a member of the Loan Committee is each paid $50 for the first loan reviewed and $25 for each additional loan reviewed. For the fiscal year ended September 30, 1999, total fees paid by the Bank to Directors were $125,000.

         During the fiscal year ended 1999, the Bank implemented a change in control severance plan with the directors of the Bank. The plan provides that following a change in control of the Bank and the termination of the services of the directors (or within 18 months after the change in control), the directors will receive their current board compensation, at the time of termination, for a period of 18 months.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the three years ended September 30, 1999, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                                    Long Term Compensation
                                                 Annual Compensation                        Awards
                                   ------------------------------------------   ---------------------------
                                                                                Restricted     Securities
Name and                 Fiscal                                Other Annual      Stock         Underlying       All Other
Principal Position        Year     Salary($)    Bonus($)(1)  Compensation(2)    Award($)       Options (#)    Compensation($)
------------------        ----     ---------    -----------  ---------------    --------       -----------    ---------------
Peggy J. Stewart          1999        132,000      9,231            --             --               --             44,796(5)
President and CEO         1998        120,000      8,462            --             --               --             34,968
                          1997        110,000      8,077            --         174,150(3)       45,765(4)          43,758


---------------
(1)      Payment under the Incentive Bonus Plan.
(2) For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented there were no (a) payments of above-market preferential earnings on deferred compensation; (b) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (c) tax payment reimbursements; or (d) preferential discounts on stock.
(3) Represents awards of 12,960 shares of Common Stock under the MSBP based upon the value of such stock of $13.4375 per share as of the date of such award. Such stock awards become non-forgettable at the rate of 2,592 shares per year commencing on October 8, 1997. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forgettable. At September 30, 1999, 7,776 shares with a market value of $70,474 at such date (based on the closing price of Common Stock $9.063 at such date) remain unbelted.
(4) Represents award of 36,613 options as of October 8, 1996, at $11.8916 and 9,152 options as of December 9, 1996, at $11.1726 per share. See "-- Stock Awards."
(5) For fiscal year 1999 represents an allocation of 5,871 shares of Common Stock under the ESOP. As of September 30, 1999, the market value of such shares was $53,209.

         Employment Agreement. The Bank entered into an employment agreement with Peggy J. Stewart, President and CEO of the Bank ("Agreement"). The Agreement has a three year term. Under the Agreement, Ms. Stewart's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Stewart without just cause, Ms. Stewart will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement, but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Stewart will be paid in a lump sum an amount equal to 2.99 times the five year average of her annual taxable compensation. In the event of a change in control at September 30, 1999, Ms. Stewart would have been entitled to a lump sum payment of approximately $336,000.

Stock Awards

         The following table sets forth information with respect to exercised options during 1999, as well as the aggregate number of unexercised options to purchase the Company's common stock granted in 1996 to Ms. Stewart and held by her as of September 30, 1999 and the value of unexercised in-the-money options (i.e., options that had a positive spread between the exercise price of such option and the fair market value of the Company's common stock) as of September 30, 1999. The Company has not granted to Ms. Stewart any stock appreciation rights ("SARs").

         The following tables set forth additional information concerning stock options granted during the 1999 fiscal year.


Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
---------------------------------------------------------------------------------

                                                      Number of Securities
                                                     Underlying Unexercised       Value of Unexercised
                                                          Options/SARs            In-The-Money Options
                                                        at FY-End (#)                 at FY-End ($)
                                                  --------------------------  -------------------------
                  Shares Acquired     Value
Name              on Exercise(#)    Realized ($)  Exercisable/Unexercisable   Exercisable/Unexercisable
----              -------------    -------------  -------------------------

Peggy J. Stewart           --        $   --              14,645 / 21,968                0 / 0 (1)
                           -         $   --               3,661 / 5,491                 0 / 0 (2)


-------------------
(1) Based upon an exercise price of $11.89 per share and estimated price of $9.063 as of September 30, 1999.
(2) Based upon an exercise price of $11.17 per share and estimated price of $9.063 as of September 30, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                    2001 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary of the Company at its offices at 1505 York Road, Lutherville, Maryland 21093, on or before August 17, 2000. Under the Company's Articles of Incorporation, stockholder nominations for director and stockholder proposals not included in the Company's 2001 proxy statement, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders must be submitted to the Secretary of the Company, at the address set forth above, by November 19, 2000.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the annual meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WHG BANCSHARES CORPORATION, 1505 YORK ROAD, LUTHERVILLE, MARYLAND 21093.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Diana L. Rohrback
                                              ----------------------------------
                                              Diana L. Rohrback
                                              Corporate Secretary
Lutherville, Maryland
December 17, 1999

APPENDIX A


--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 18, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of WHG Bancshares Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland on Tuesday, January 18, 2000, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                             FOR       WITHHELD

1.        The election as directors of the nominees
          listed below with terms to expire in 2003:         |_|         |_|

          Urban P. Francis, Jr.
          John E. Lufburrow
          Hugh P. McCormick

          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


          ----------------------------------------------------------------------

          The Board of Directors recommends a vote "FOR" the above listed proposition.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 17, 1999, and the 1999 Annual Report to Stockholders.



Dated:
       ---------------------- ----, ------


----------------------------------------       ---------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


----------------------------------------       ---------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.